AMENDMENT TO SERVICES AGREEMENT OF FEBRUARY 27TH, 2018

THIS AMENDMENT TO THE SERVICES AGREEMENT is made and entered into as of XX, 2019 ("**Effective Date**"), by and between:

1. Baxter Healthcare Corporation, a company duly organized under the laws of Delaware, having a place of business at One Baxter Parkway, Deerfield, IL 60015 ("**Baxter**"); and

2. Baxter Healthcare Distribution Ltd a company duly organized under the laws of Israel with its principal place of business at 34 Jerusalem Rd Ra'anana Israel (Baxter)

3. Regentis Biomaterials Ltd., a company duly organized under the laws of Israel with its principal place of business at 12 Ha'ilan, Northern Industrial Zone, P.O.Box 260, Or-Akiva, 3060000, Israel ("**Regentis**"). Or c/o Medica 60 Medinat Hayehudim (entrance C, 2nd flr) Herzliya 4676652, Israel

Each of Baxter and Regentis shall sometimes be referred to as a "**Party**" and collectively, as the "**Parties**".

WHEREAS, Baxter Healthcare Corporation ("**Baxter**") and Regentis Biomaterials ("**Regentis**") signed a Services Agreement on February 28th, 2018 which envisaged that Regentis would purchase from Teva Medical (Marketing) Ltd ("Teva") Tisseel for manufacture of Regentis's product for commercial promotion and sale; and

WHEREAS, Baxter and Teva Medical (Marketing) Ltd. ("**Teva**") are parties to a Distribution Agreement dated January 21, 1998 ("**Distribution Agreement**") pursuant to which Teva is Baxter's exclusive agent in Israel for distribution of certain products, including Baxter's Tisseel products; and

NOW, THEREFORE, the Parties wish to amend the February 28th, 2018 Services Agreement such that Regentis shall purchase Tisseel from Baxter Healthcare Distribution Ltd Baxter Israel and Teva Medical (Marketing)Ltd is no longer part of this agreement

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the Effective Date.

Regentis Biomaterials Ltd.	**Baxter Healthcare Corporation**
By: [signature]	By: ______________
Name Dr. Ehud Geller	Name: ______________
Title: Exec Chairman	Title: ______________
Date: 16 Nov. 2021	Date: ______________